Exhibit 4.2

VERTIV HOLDINGS CO

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Trustee

First Supplemental Indenture

Dated as of March 3, 2026

to Indenture

Dated as of March 3, 2026

Establishing four series of Securities designated

$600,000,000 4.850% Senior Notes due 2036

$500,000,000 5.650% Senior Notes due 2046

$500,000,000 5.800% Senior Notes due 2056

$500,000,000 5.950% Senior Notes due 2066

FIRST SUPPLEMENTAL INDENTURE, dated as of March 3, 2026 (herein called this “First Supplemental Indenture”), between Vertiv Holdings Co, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the “Company”), and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”).

WITNESSETH:

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture dated as of March 3, 2026 (hereinafter called the “Base Indenture” and, together with this First Supplemental Indenture, the “Indenture”), to provide for the issuance from time to time in one or more series of its unsecured debentures, notes, bonds or other evidences of indebtedness (herein called the “Securities”), the form and terms of which are to be established as set forth in Sections 2.1 and 3.1 of the Base Indenture;

WHEREAS, Section 9.1(3) of the Base Indenture provides, among other things, that the Company and the Trustee may enter into one or more indentures supplemental to the Base Indenture to establish the form or terms of the Securities of any series as permitted in Sections 2.1 and 3.1 of the Base Indenture;

WHEREAS, the Company desires to create four series of the Securities to be designated (i) the “4.850% Senior Notes due 2036”, (ii) the “5.650% Senior Notes due 2046”, (iii) the “5.800% Senior Notes due 2056”, and (iv) the “5.950% Senior Notes due 2066” and all action on the part of the Company necessary to authorize the issuance of the Notes (as hereinafter defined) under the Base Indenture and this First Supplemental Indenture has been duly taken; and

WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and completed, authenticated and delivered by the Trustee as provided in the Base Indenture and this First Supplemental Indenture, the valid and binding obligations of the Company and to constitute this First Supplemental Indenture a valid and binding supplemental indenture and agreement according to its terms, have been done and performed.

NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

That in consideration of the premises and of the acceptance and purchase of the Notes by the holders thereof and of the acceptance of this trust by the Trustee, the Company covenants and agrees with the Trustee, for the equal benefit of holders of the Notes, as follows:

ARTICLE ONE

DEFINITIONS

Except to the extent such terms are otherwise defined in this First Supplemental Indenture or the context clearly requires otherwise, all capitalized terms used in this First Supplemental Indenture which are defined in the Base Indenture or the forms of the Notes attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit A-4 have the meanings assigned to them therein.

In addition, as used in this First Supplemental Indenture, the following terms have the following meanings:

“Additional Notes” means any Notes (other than the Initial Notes) issued under this First Supplemental Indenture in accordance with Section 2.1(b) hereof, as part of the same series as a series of Initial Notes.

“Attributable Debt” means, when used in connection with a sale and lease-back transaction that is subject to Section 3.2 hereof on any date as of which the amount of Attributable Debt is to be determined, the product of (a) the net proceeds from the sale and lease-back transaction multiplied by (b) a fraction, the numerator of which is the number of full years of the term of the lease relating to the Principal Property involved in the sale and lease-back transaction (without regard to any options to renew or extend such term) remaining on the date of the making of the computation, and the denominator of which is the number of full years of the term of the lease measured from the first day of the term.

“Change of Control” means the occurrence of any one of the following:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and the assets of the Company’s Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of the Company’s Subsidiaries;

(2) the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Company, measured by voting power rather than number of shares;

(3) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or the outstanding Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock (measured by voting power rather than number of shares) of the surviving Person, or any direct or indirect parent of the surviving Person, immediately after giving effect to such transaction; or

(4) the adoption of a plan relating to the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a transaction or series of related transactions effected to create a holding company for the Company will not be deemed to involve a Change of Control if (1) pursuant to such transaction or series of related transactions, the Company becomes a direct or indirect wholly owned Subsidiary of such holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of a majority of the Voting Stock of such holding company, measured by voting power rather than number of shares.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Ratings Event.

“Consolidated Net Tangible Assets” means total assets after deducting all intangible assets as set forth in the Company’s most recent consolidated balance sheet and computed in accordance with GAAP.

“Exempted Debt” means the sum, without duplication, of the following items outstanding as of the date Exempted Debt is being determined: (a) Indebtedness of the Company and its Restricted Subsidiaries incurred after the date of this First Supplemental Indenture and secured by Liens created or assumed or permitted to exist pursuant to Section 3.1(c) hereof; and (b) Attributable Debt of the Company and its Restricted Subsidiaries in respect of all sale and lease-back transactions with regard to any Principal Property entered into pursuant to Section 3.2(c) hereof.

“Fitch” means Fitch Inc. and its successors.

“Funded Debt” means all indebtedness for money borrowed, including purchase money indebtedness, having a maturity of more than one year from the date of its creation or having a maturity of less than one year but by its terms being renewable or extendible at the option of the obligor, beyond one year from the date of its creation.

“GAAP” means, with respect to any computations required or permitted under the Indenture, generally accepted accounting principles in effect in the United States as in effect from time to time; provided, however, if the Company is required by the Commission to adopt (or is permitted to adopt and so adopts) a different accounting framework, including but not limited to the International Financial Reporting Standards, “GAAP” shall mean such new accounting framework as in effect from time to time, including, without limitation, in each case, those accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession.

“Hedging Obligation” means, with respect to any Person, the obligations of such Person under: (1) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements; (2) other agreements or arrangements designed to manage interest rates or interest rate risk and (3) other agreements or arrangements designed to protect such person against fluctuations in currency exchange rates or commodity prices, in each case, so long as such agreements or arrangements are of the type customarily entered into in connection with and for the purpose of limiting risk.

“Indebtedness” means, with respect to any Person (i) the principal of indebtedness of such Person for borrowed money, (ii) all principal obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all reimbursement obligations of such Person in respect of letters of credit or bankers acceptances or similar instruments, (iv) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (v) the amount accounted for as a liability in accordance with GAAP at the time of calculation in respect of such Person’s obligations as lessee which are capitalized in accordance with GAAP at the time of calculation, and (vi) all obligations of others of the type referred in clause (i) through (v) above that is guaranteed by such Person or for which such Person is otherwise responsible or liable.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P); and a rating of BBB- or better by Fitch (or its equivalent under any successor rating category of Fitch).

“Issue Date” means March 3, 2026.

“Initial Notes” means each of (i) the first $600,000,000 aggregate principal amount of 2036 Notes, (ii) the first $500,000,000 aggregate principal amount of 2046 Notes, (iii) the first $500,000,000 aggregate principal amount of 2056 Notes and (iv) the first $500,000,000 aggregate principal amount of 2066 Notes, in each case issued under this First Supplemental Indenture.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest in respect of such asset. For this purpose, the Company or any Subsidiary will be deemed to own, subject to a Lien, any asset that the Company has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Notes” has the meaning assigned to it in Section 2.1 hereof. The Initial Notes of each series and Additional Notes of such series will be treated as a single series for all purposes under this First Supplemental Indenture, and unless the context otherwise requires, all references to the Notes of a particular series will include the Initial Notes of such series and any Additional Notes of such Series.

“Person” or “person” means any individual, corporation, partnership, joint venture, joint-stock company, association, trust, unincorporated organization, limited liability company or government or any agency or political subdivision thereof.

“Principal Property” means any manufacturing or processing plant or warehouse owned at the date of this First Supplemental Indenture or acquired after that date by the Company or any of its Subsidiaries which is located within the United States and the gross book value of which (including the land on which it is erected and fixtures that are a part of that land, without deduction of any depreciation reserves) on the date as of which the determination is being made exceeds 2% of Consolidated Net Tangible Assets, other than: (a) any manufacturing or processing plant or warehouse or any portion of the same (together with the land on which it is erected and fixtures that are a part of that land) which is financed by industrial development bonds which are tax exempt pursuant to Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”)

(or which receive similar tax treatment under any subsequent amendments or any successor laws or under any other similar statute of the United States); (b) any property which has been determined by the Company’s board of directors to be not of material importance to the total business conducted by the Company as an entirety; or (c) any portion of a particular property which is similarly determined not to be of material importance to the use or operation of such property.

“Rating Agency” means (a) each of Moody’s, S&P and Fitch; and (b) if any of Moody’s, S&P and Fitch and, if applicable, any replacement Rating Agency ceases to rate the Notes or fails to make a rating of the Notes publicly available, a “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the Exchange Act) selected by the Company as a replacement for Moody’s, S&P, Fitch or any such replacement Rating Agency, as the case may be.

“Ratings Event” means with respect to a particular series of Notes, the rating of the Notes of such series is lowered by at least two of the three Rating Agencies and the Notes of such series are rated below Investment Grade by such lowering Rating Agencies in any case on any day during the period (the “Trigger Period”) commencing on the earlier of (i) the consummation of any Change of Control and (ii) the first public announcement by the Company of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended for so long as the rating of the Notes of such series is under publicly announced consideration for a possible downgrade by any of the three Rating Agencies); provided that a Ratings Event will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Ratings Event for purposes of the definition of Change of Control Repurchase Event) if each Rating Agency making the reduction in rating does not publicly announce or confirm or inform the Trustee in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the Change of Control.

“Restricted Subsidiary” means a Subsidiary of the Company (a) of which substantially all the property is located, or substantially all the business is carried on, within the United States, and (b) which owns a Principal Property; provided, however, that any Subsidiary may be declared a Restricted Subsidiary by Board Resolution, effective as of the date such Board Resolution is adopted; provided further, that any such declaration may be rescinded by further Board Resolution, effective as of the date that further Board Resolution is adopted.

“S&P” means S&P Global Ratings, a division of S&P Global Inc. and its successors.

“Senior Secured Notes” means the 4.125% Senior Secured Notes due 2028 issued by Vertiv Group Corporation on October 22, 2021, in an initial aggregate principal amount of $850,000,000, pursuant to the indenture dated as of October 22, 2021, among Vertiv Group Corporation, as issuer, Vertiv Intermediate Holding II Corporation, the guarantors from time to time party thereto, and Wilmington Trust, National Association, as trustee and as collateral agent (as may be amended, supplemented, refinanced, replaced or otherwise modified from time to time), and any additional notes issued thereunder.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which more than 50% of the outstanding Voting Stock is owned, directly or indirectly, by that Person and one or more other Subsidiaries of that Person.

“Successor Company” means the resulting, surviving or transferee Person in a merger, consolidation, or sale of substantially all assets, if other than the Company in compliance with Section 8.1 of the Base Indenture.

“Voting Stock” of any specified person as of any date means the Capital Stock of such person that is at the time entitled (without regard to the occurrence of any contingency) to vote generally in the election of the board of directors (or persons performing similar functions) of such person.

ARTICLE TWO

TERMS AND ISSUANCE OF THE NOTES

Section 2.1. Issue of Notes.

(a) There are hereby established, pursuant to Section 3.1 of the Base Indenture, four series of Securities: (i) a series which shall be designated the “4.850% Senior Notes due 2036” (the “2036 Notes”); (ii) a series which shall be designated the “5.650% Senior Notes due 2046” (the “2046 Notes”); (iii) a series which shall be designated the “5.800% Senior Notes due 2056” (the “2056 Notes”); and (iv) a series which shall be designated the “5.950% Senior Notes due 2066” (the “2066 Notes” and, together with the 2036 Notes, the 2046 Notes and the 2056 Notes, the “Notes”), and the Securities of which shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of, the Base Indenture and this First Supplemental Indenture (including the forms of the Notes attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit A-4, respectively). The aggregate principal amount of the 2036 Notes which may be authenticated and delivered under this First Supplemental Indenture shall not, except as permitted by Section 3.1(2) of the Base Indenture and other provisions of the Indenture (including Section 2.1(b) hereof), exceed $600,000,000. The aggregate principal amount of the 2046 Notes which may be authenticated and delivered under this First Supplemental Indenture shall not, except as permitted by Section 3.1(2) of the Base Indenture and other provisions of the Indenture (including Section 2.1(b) hereof), exceed $500,000,000. The aggregate principal amount of the 2056 Notes which may be authenticated and delivered under this First Supplemental Indenture shall not, except as permitted by Section 3.1(2) of the Base Indenture and other provisions of the Indenture (including Section 2.1(b) hereof), exceed $500,000,000. The aggregate principal amount of the 2066 Notes which may be authenticated and delivered under this First Supplemental Indenture shall not, except as permitted by Section 3.1(2) of the Base Indenture and other provisions of the Indenture (including Section 2.1(b) hereof), exceed $500,000,000.

(b) The Company may from time to time or at any time after the Issue Date, without notice to, or the consent of, the Holders of the Notes of any series, issue additional Securities in an unlimited aggregate principal amount under the Indenture that have the same ranking, interest rate, maturity date and other terms as the Notes of a series issued on the Issue Date (except for the issue date, the public offering price, the first Interest Payment Date and the date from which interest shall begin to accrue) (such additional Securities with respect to a particular series of the Notes, the “Additional Notes” of such series), which Additional Notes shall increase the aggregate principal amount of, and shall be consolidated and form a single series for all purposes of the Indenture with the applicable series of Notes, including, without limitation, for purposes of waivers, amendments, and offers to purchase, provided that if any Additional Notes are not fungible with the Notes of such series issued on the Issue Date for U.S. federal income tax purposes, such Additional Notes will have a different CUSIP number from the Notes of such series issued on the Issue Date.

Section 2.2. Forms of Notes; Incorporation of Terms. The 2036 Notes shall be issued substantially in the form of Exhibit A-1 attached hereto, the 2046 Notes shall be issued substantially in the form of Exhibit A-2 attached hereto, the 2056 Notes shall be issued substantially in the form of Exhibit A-3 attached hereto, and the 2066 Notes shall be issued substantially in the form of Exhibit A-4 attached hereto. The Notes of each series shall be issued initially in permanent global form in the form of one or more Global Securities, which Global Securities or beneficial interests therein shall be exchangeable for Definitive Securities evidencing the Notes of such series only in the circumstances provided for in Section 3.5 of the Base Indenture. The Notes of each series may have such notations, legends or endorsements approved as to form by the Company and required, as applicable, by law, stock exchange or depository rule, agreements to which the Company is subject and/or usage. The terms of the Notes set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit A-4 are herein incorporated by reference and are part of the terms of this First Supplemental Indenture.

Section 2.3. Execution and Authentication. The Trustee, upon a Company Order and pursuant to the terms of the Base Indenture and this First Supplemental Indenture, shall authenticate and deliver (i) the 2036 Notes for original issue in an initial aggregate principal amount of $600,000,000, (ii) the 2046 Notes for original issue in an initial aggregate principal amount of $500,000,000, (iii) the 2056 Notes for original issue in an initial aggregate principal amount of $500,000,000, (iv) the 2066 Notes for original issue in an initial aggregate principal amount of $500,000,000, and (v) any Additional Notes of any series for original issue in the amounts specified by the Company. Such Company Order shall specify the amount of the Notes to be authenticated, the date on which the original issue of Notes is to be authenticated and, if the Notes are to be Additional Notes of a series, that the Notes are to be Additional Notes of such series and the aggregate principal amount of Notes of such series outstanding on the date of authentication.

Section 2.4. Depositary for Global Securities. The Depositary for the Notes shall be The Depository Trust Company.

Section 2.5. Place of Payment. The Place of Payment in respect of the Notes will be Chicago, Illinois, and the Company initially appoints the Corporate Trust Office of the Trustee under the Indenture, which, at the date hereof, is located at 190 S. LaSalle, Chicago, Illinois 60603, as the Office or Agency of the Company for the purposes specified in Section 10.2 of the Base Indenture with respect to the Notes.

Section 2.6. Redemption by the Company. The 2036 Notes may be redeemed at the option of the Company on the terms and conditions set forth in Exhibit A-1. The 2046 Notes may be redeemed at the option of the Company on the terms and conditions set forth in Exhibit A-2. The 2056 Notes may be redeemed at the option of the Company on the terms and conditions set forth in Exhibit A-3. The 2066 Notes may be redeemed at the option of the Company on the terms and conditions set forth in Exhibit A-4. The Notes of any series may also be redeemed at the option of the Company on the terms and conditions set forth in Section 3.3(b) hereof.

Section 2.7. Covenant Defeasance and Defeasance. In addition to the covenant in Section 8.1 of the Base Indenture, the covenants in Sections 3.1, 3.2 and 3.3 hereof shall be subject to covenant defeasance (as defined in Section 4.2(3) of the Base Indenture) with respect to each series of Notes in accordance with Article 4 of the Base Indenture. For the avoidance of doubt, defeasance (as defined in Section 4.2(2) of the Base Indenture) shall also apply to each series of Notes.

ARTICLE THREE

COVENANTS

The covenants in this Article Three shall only apply with respect to the Notes.

Section 3.1. Limitations on Liens.

(a) The Company will not, and will not permit any Restricted Subsidiary to, create or incur any Lien that secures Indebtedness on any Principal Property owned by the Company or a Restricted Subsidiary, whether such Principal Property is owned at the date of this First Supplemental Indenture or acquired afterwards, unless the Company secures or causes the applicable Restricted Subsidiary to secure the Notes equally and ratably with (or, at the Company’s option, prior to) all such Indebtedness secured by the particular Lien; provided that any Lien created for the benefit of the holders of the Notes pursuant to this provision will be automatically and unconditionally released and discharged upon release and discharge of the Lien that resulted in such provision becoming applicable.

(b) Section 3.1(a) hereof shall not apply in the case of:

(i) the creation of any Lien on any Principal Property acquired after the date of this First Supplemental Indenture (including acquisitions by way of merger or consolidation) by the Company or a Restricted Subsidiary, contemporaneously with that acquisition, or within 360 days thereafter, to secure or provide for the payment or financing of any part of the purchase price, or the assumption of any Lien upon any Principal Property acquired after the date of this First Supplemental Indenture existing at the time of the acquisition, or the acquisition of any Principal Property subject to any Lien without the assumption of that Lien, provided that every Lien referred to in this clause (i) will attach only to any Principal Property so acquired and fixed improvements on that Principal Property;

(ii) Liens securing the Senior Secured Notes;

(iii) Liens existing on the date of this First Supplemental Indenture;

(iv) Liens securing the Notes;

(v) Liens in favor of the Company or any Subsidiary;

(vi) Liens existing at the time the Company or a Restricted Subsidiary acquired such Principal Property, including Principal Property acquired by the Company or a Restricted Subsidiary through a merger or similar transaction;

(vii) Liens on property of any person existing at the time such person becomes a Restricted Subsidiary;

(viii) Liens on any Principal Property being constructed or improved securing Indebtedness to finance the construction or improvements of that Principal Property;

(ix) Liens on the Company’s assets to secure Indebtedness that matures within twelve months from their creation and that are made in the ordinary course of business;

(x) Liens securing Hedging Obligations;

(xi) Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmen’s, repairmen’s or customs’ Liens and similar Liens incurred in the ordinary course of business in respect of obligations not yet due or being contested in good faith;

(xii) Liens imposed by law for taxes, assessments or charges of any governmental authority which are not overdue for a period of more than 60 days, or to the extent that such amounts are being contested in good faith by appropriate actions and adequate reserves in accordance with GAAP are being maintained therefor;

(xiii) (1) easements, covenants, conditions, restrictions, zoning restrictions, building codes, land use laws, leases, subleases, licenses, rights of way, minor irregularities in, or lack of, title and similar encumbrances affecting real property and (2) with respect to any lessee’s or licensee’s interest in real or personal property, mortgages, liens, rights and obligations and other encumbrances arising by, through or under any owner, lessor or licensor thereof to the extent, in the case of each of clauses (1) and (2), that the Liens referred to therein do not, in the aggregate, materially interfere in any material respect with the ordinary conduct of the business of the Company and its Subsidiaries, taken as a whole;

(xiv) Liens resulting from the deposit of funds or evidences of indebtedness in trust for the purpose of defeasing the Company’s Indebtedness or that of its Subsidiaries;

(xv) any Lien securing Indebtedness of a Person which is a Successor Company; and

(xvi) any renewal of, refinancing of or substitution for any Lien permitted by any of the preceding clauses (including any unutilized commitments relating to Indebtedness secured by such Lien), provided, in the case of a Lien permitted under clauses (i), (ii) or (iii), the principal amount of the Indebtedness secured is not increased more than an amount necessary to pay fees and expenses, including premiums, related to such renewal, refinancing or substitution nor the Lien extended to any additional assets.

(c) Notwithstanding Section 3.1(a) hereof, the Company or any Restricted Subsidiary may create or assume Liens in addition to those permitted by Section 3.1(b) hereof, and renew, extend or replace such Liens, provided that at the time of and after giving effect to the creation, assumption, renewal, extension or replacement, Exempted Debt does not exceed 15% of Consolidated Net Tangible Assets.

Section 3.2. Restriction on Sale and Lease-Back Transactions.

(a) The Company will not, and will not permit any Restricted Subsidiary to, sell or transfer, directly or indirectly, except to the Company or to a Subsidiary of the Company, any Principal Property as an entirety, or any substantial portion of that Principal Property, in each case with the intention of taking back a lease of such Principal Property, except a lease for a period of three years or less at the end of which it is intended that the use of that Principal Property by the lessee will be discontinued. Notwithstanding the foregoing, the Company or any Restricted Subsidiary may sell any Principal Property and lease it back for a longer period if either:

(i) the Company or such applicable Restricted Subsidiary would be entitled, pursuant to Section 3.1(b) hereof, to create a Lien on the Principal Property to be leased securing Indebtedness in an amount equal to the Attributable Debt with respect to the sale and lease-back transaction without equally and ratably securing the outstanding Notes; or

(ii) the Company causes an amount equal to the net proceeds from the sale of the Principal Property so leased to be applied (1) to the acquisition, construction, development or improvement of other property that constitutes Principal Property or that will constitute Principal Property following such acquisition, construction, development or improvement; (2) to the retirement, within twelve months after receipt of the net proceeds, of Funded Debt incurred or assumed by the Company or a Subsidiary, including the Notes; or (3) any combination of the foregoing, provided, that, in the case of clauses (2) or (3), in lieu of applying all of or any part of such net proceeds to such retirement, the Company may, within 180 days after the sale, deliver or cause to be delivered to the applicable trustee for cancellation either debentures or debt securities evidencing Funded Debt of the Company (which may include the Notes) or of a Subsidiary previously authenticated and delivered by the applicable trustee, and not yet tendered for sinking fund purposes or called for a sinking fund or otherwise applied as a credit against an obligation to redeem or retire such debentures or debt securities, and an Officer’s Certificate (which will be delivered to the Trustee) stating that the Company elects to deliver or cause to be delivered the debentures or debt securities in lieu of retiring Funded Debt of the Company or a Subsidiary. If the Company delivers debentures or debt securities to the Trustee and the Company duly delivers the officer’s certificate, the amount of cash that the Company will be required to apply to the retirement of Funded Debt under this provision will be reduced by an amount equal to the aggregate of the then applicable optional redemption prices (not including any optional sinking fund redemption prices) of the applicable debentures or debt securities, so delivered, or, if there are no such redemption prices, the principal amount of those debentures or debt securities. If the applicable debentures or debt securities provide for an amount less than the principal amount to be due and payable upon a declaration of the maturity, then the amount of cash will be reduced by the amount of principal of those debentures or debt securities that would be due and payable as of the date of the application upon a declaration of acceleration of the maturity pursuant to the terms of the indenture pursuant to which those debentures or debt securities were issued.

(b) Section 3.2(a) hereof shall not apply to:

(i) a sale and lease-back transaction that is entered into before, at the time of, or within 180 days after the later of the acquisition of the Principal Property or the completion of its construction; or

(ii) a sale and lease-back transaction between the Company and any of its Subsidiaries or between its Subsidiaries.

(c) Notwithstanding anything in this Section 3.2 hereof to the contrary, the Company or any Restricted Subsidiary may enter into sale and lease-back transactions in addition to those permitted by Section 3.2(a) hereof, without any obligation to retire any outstanding debt securities or other Funded Debt, provided that at the time of entering into and giving effect to such sale and lease-back transactions, Exempted Debt does not exceed 15% of Consolidated Net Tangible Assets.

Section 3.3. Change of Control Repurchase Event.

(a) Upon the occurrence of a Change of Control Repurchase Event with respect to a series of Notes, unless the Company has exercised its right to redeem such Notes pursuant to Section 2.6 hereof, the Company shall make an offer (a “Change of Control Offer”) to each Holder of such series of Notes to purchase, at such Holder’s option and on the terms set forth in this Section 3.3 hereof, all or a portion (in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof, provided that any remaining principal amount of any Note purchased in part is $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes of such series at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but not including, the Change of Control Payment Date (as defined below); provided that, notwithstanding the foregoing, payments of interest on Notes that are due and payable on any Interest Payment Date falling on or prior to a Change of Control Payment Date will be payable to the Holders of Notes registered as such at the close of business on the relevant Regular Record Date.

Within 30 days following the date upon which a Change of Control Repurchase Event with respect to a series of Notes shall have occurred, or at the Company’s option, prior to any Change of Control but after the public announcement of the transaction that constitutes or may constitute the Change of Control, the Company shall be required to give notice to each Holder of Notes of such series, with a copy to the Trustee, which notice will govern the terms of the Change of Control Offer. In such notice, the Company shall, among other things, generally describe the transaction or transactions that constitute or may constitute the Change of Control and offer to purchase the Notes of the applicable series on the date specified in such notice, which date must be no earlier than 15 days nor later than 60 days from the date such notice is given, other than as may be required by applicable law (the “Change of Control Payment Date”). The notice, if given prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control and the related Change of Control Repurchase Event occurring on or prior to the Change of Control Payment Date.

On any Change of Control Payment Date, the Company shall be required, to the extent lawful, to: (i) accept for payment all Notes or portions of Notes properly tendered pursuant to the applicable Change of Control Offer; (ii) deposit with the Paying Agent for the Notes an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered pursuant to the applicable Change of Control Offer; and (iii) deliver or cause to be delivered (including by book-entry transfer, if applicable) the purchased Notes or portions of Notes to the Trustee, accompanied by an Officer’s Certificate stating the aggregate principal amount of Notes accepted by the Company for repurchase.

The Paying Agent shall promptly mail or otherwise deliver to each Holder of Notes properly tendered the purchase price for the Notes, and, in the case of any Note purchased in part, the Trustee, in accordance with the terms of the Indenture, will promptly authenticate and mail (or cause to be transferred by book-entry) to the Holder of such Note a new Note equal in principal amount to any unpurchased portion of the Note purchased in part; provided, that each new Note shall be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent those laws and regulations are applicable in connection with the purchase of Notes pursuant to a Change of Control Offer. To the extent that the provisions of any such securities laws or regulations conflict the terms of this Section 3.3, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under this Section 3.3 by virtue thereof.

The Company shall not be required to make a Change of Control Offer if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company, and such third party purchases all Notes properly tendered and not withdrawn under its offer.

(b) If Holders of not less than 90% in aggregate principal amount of the outstanding Notes of a series validly tender and do not withdraw Notes of such series in a Change of Control Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company, as described above, purchases all of the Notes validly tendered and not withdrawn by such Holders, all of the Holders of the Notes of such series will be deemed to have consented to such offer and accordingly, the Company will have the right, upon not less than 10 nor more than 60 days prior notice, given not more than 15 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes of such series that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption (subject to the right of Holders of record on a record date to receive interest on the relevant interest payment date).

(c) The Trustee shall not be responsible for monitoring the ratings of the Notes or be charged with knowledge of such ratings.

ARTICLE FOUR

MISCELLANEOUS

Section 4.1. Execution as Supplemental Indenture. This First Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Base Indenture and, as provided in the Base Indenture, this First Supplemental Indenture forms a part thereof.

Section 4.2. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof, or with a provision of the Base Indenture, which is required to be included in this First Supplemental Indenture, or in the Base Indenture, respectively, by any of the provisions of the Trust Indenture Act, such required provision shall control.

Section 4.3. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 4.4. Successors and Assigns. All covenants and agreements by the Company in this First Supplemental Indenture shall bind its successors and assigns, whether so expressed or not.

Section 4.5. Separability Clause. In case any provision in this First Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 4.6. Benefits of First Supplemental Indenture. Nothing in this First Supplemental Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of each series, any benefit or any legal or equitable right, remedy or claim under this First Supplemental Indenture.

Section 4.7. Execution and Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Exchange of signature pages to this First Supplemental Indenture and the Notes by facsimile or electronic transmission shall constitute effective execution, delivery of this First Supplemental Indenture and authentication of the Notes of each series.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Indenture or any document to be signed in connection with this First Supplemental Indenture (including, without limitation, the Securities and any Officer’s Certificate) shall be deemed to include electronic signatures, including without limitation, digital signature provided by DocuSign (or such other digital signature provider as specified in writing to Trustee by the authorized representative), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature. The Company agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to Trustee, including without limitation the risk of Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties, provided that the Trustee has not acted negligently or engaged in willful misconduct in acting on any unauthorized instruction.

Section 4.8. Governing Law. This First Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the day and year first above written.

VERTIV HOLDINGS CO

By:	/s/ Craig Chamberlin
Name: Craig Chamberlin
Title: Chief Financial Officer

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE

By:	/s/ Linda Garcia
Name: Linda Garcia
Title: Vice President

[Signature Page to First Supplemental Indenture]

EXHIBIT A-1

[FORM OF FACE OF NOTE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS DEBT SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS DEBT SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY DEBT SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS DEBT SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

VERTIV HOLDINGS CO

4.850% Senior Notes due 2036

$[•]
No. [•]	CUSIP No. 92537N AA6
ISIN No. US92537NAA63

VERTIV HOLDINGS CO, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [•] DOLLARS ($[•]), [insert if this is a Global Security: as adjusted on the Schedule of Increases or Decreases in Global Security attached hereto (as the same may be revised from time to time)] on March 15, 2036, and to pay interest thereon from March 3, 2026, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year (each, an “Interest Payment Date”), commencing September 15, 2026, at the rate of 4.850% per annum, until the principal hereof is paid or made available for payment (which interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in Chicago, Illinois in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or by wire transfer to the Person entitled thereto.

If any Interest Payment Date, the maturity date of the Notes, any Redemption Date or any Change of Control Payment Date falls on a day that is not a Business Day, the required payment shall be made on the next Business Day as if it were made on the date such payment was due and no additional interest shall accrue as a result of the delay in payment.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and attested.

Dated: March 3, 2026

VERTIV HOLDINGS CO

By:
Name: Craig Chamberlin
Title: Chief Financial Officer

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

Dated: March 3, 2026

[Signature Page to Global Note]

[FORM OF REVERSE OF NOTE]

VERTIV HOLDINGS CO

4.850% Senior Notes due 2036

This Security is one of a duly authorized issue of Securities of the Company, which authorized issue of Securities is designated the Company’s “4.850% Senior Notes due 2036” (the Securities of the issue so designated is hereinafter called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of March 3, 2026 (the “Base Indenture”), as supplemented by a First Supplemental Indenture, dated as of March 3, 2026 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), in each case between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes are initially limited in aggregate principal amount to $[•]; provided that the Company may from time to time or at any time, without notice to, or the consent of, Holders of the Notes, issue additional Securities that shall increase the aggregate principal amount of, and shall be consolidated and form a single series for all purposes under the Indenture with, the Notes, all as provided for in the Indenture.

Prior to December 15, 2035 (the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

•

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the Redemption Date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points less (b) interest accrued to, but not including, the Redemption Date, and

•	100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but not including, the Redemption Date.

On or after the Par Call Date, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

Notwithstanding the foregoing, interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the Holders of the Notes as of the close of business on the relevant Regular Record Date in accordance with the Notes and the Indenture.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs:

(a) The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the following two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

(b) If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount and rounded to three decimal places) of such United States Treasury security at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed.

Any redemption or notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of any equity offering or Change of Control, issuance of indebtedness or any other transaction or event. The Redemption Date may be delayed until such time (including more than 60 days after the date the notice of redemption was mailed or delivered, including by electronic transmission) as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion), and notice of any redemption may be rescinded at any time if the Company determines in its sole discretion that any or all of such conditions will not be satisfied (or waived). The Company may provide in such notice that payment of the applicable redemption price and the performance of its obligations with respect to such redemption may be performed by another person.

In the case of a partial redemption, selection of the Notes for redemption will be made, in the case of Notes that are Definitive Securities, pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Note of a principal amount of $2,000 or less will be redeemed in part. If any Notes are to be redeemed in part only, the notice of redemption that relates to the Notes shall state the portion of the principal amount of the Notes to be redeemed. A new Security in a principal amount equal to the unredeemed portion of the Notes shall be issued in the name of the Holder of the Notes upon surrender for cancellation of the original Notes. For so long as the Notes are held by a Depositary, the redemption of the Notes shall be done in accordance with the policies and procedures of such Depositary. DTC’s current practice in the case of a partial redemption is to determine by random lottery the amount of interest of each direct participant in the Notes to be redeemed.

Unless the Company defaults in payment of the Redemption Price, interest shall cease to accrue on the Notes or portions thereof called for redemption on and after the Redemption Date.

Upon the occurrence of a Change of Control Repurchase Event, the Company shall be required to make a Change of Control Offer to each Holder of the Notes to purchase, at such Holder’s option, all or a portion of such Holder’s Notes on the terms and conditions set forth in the Indenture.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may, depending on the nature of the Event of Default, become automatically due and payable or may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness on this Security and (b) certain covenants upon compliance by the Company with certain conditions, set forth therein, which provisions apply to the Notes.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past or existing defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Security and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All capitalized terms used but not defined in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

The Securities of this series are not subject to any sinking fund.

The Securities of this series shall be governed by and construed in accordance with the laws of the State of New York.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM – TEN ENT – JT TEN –	as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT –	. . .Custodian (Cust) (Minor) Under Uniform Gifts to Minor Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Assignee’s legal name)

(Please insert Social Security or other identifying number of Assignee)

(Please print or typewrite name and address including postal zip code of Assignee)

the within Security of VERTIV HOLDINGS CO and does hereby irrevocably constitute and appoint __________________________________ attorney to transfer the said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Your Signature:
(Sign exactly as your name appears on the face of this Security)

[NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The initial principal amount of this Global Security is $[•].

The following increases or decreases in this Global Security have been made:

Date	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this global Security following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT A-2

[FORM OF FACE OF NOTE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS DEBT SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS DEBT SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY DEBT SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS DEBT SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

VERTIV HOLDINGS CO

5.650% Senior Notes due 2046

$[•]
No. [•]	CUSIP No. 92537N AB4
ISIN No. US92537NAB47

VERTIV HOLDINGS CO, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [•] DOLLARS ($[•]) [insert if this is a Global Security: as adjusted on the Schedule of Increases or Decreases in Global Security attached hereto (as the same may be revised from time to time)] on March 15, 2046, and to pay interest thereon from March 3, 2026, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year (each, an “Interest Payment Date”), commencing September 15, 2026, at the rate of 5.650% per annum, until the principal hereof is paid or made available for payment (which interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in Chicago, Illinois in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or by wire transfer to the Person entitled thereto.

If any Interest Payment Date, the maturity date of the Notes, any Redemption Date or any Change of Control Payment Date falls on a day that is not a Business Day, the required payment shall be made on the next Business Day as if it were made on the date such payment was due and no additional interest shall accrue as a result of the delay in payment.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and attested.

Dated: March 3, 2026

VERTIV HOLDINGS CO

By:
Name: Craig Chamberlin
Title: Chief Financial Officer

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

Dated: March 3, 2026

[Signature Page to Global Note]

[FORM OF REVERSE OF NOTE]

VERTIV HOLDINGS CO

5.650% Senior Notes due 2046

1. This Security is one of a duly authorized issue of Securities of the Company, which authorized issue of Securities is designated the Company’s “5.650% Senior Notes due 2046” (the Securities of the issue so designated is hereinafter called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of March 3, 2026 (the “Base Indenture”), as supplemented by a First Supplemental Indenture, dated as of March 3, 2026 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), in each case between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes are initially limited in aggregate principal amount to $[•]; provided that the Company may from time to time or at any time, without notice to, or the consent of, Holders of the Notes, issue additional Securities that shall increase the aggregate principal amount of, and shall be consolidated and form a single series for all purposes under the Indenture with, the Notes, all as provided for in the Indenture.

2. Prior to September 15, 2045 (the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

•

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the Redemption Date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 20 basis points less (b) interest accrued to, but not including, the Redemption Date, and

•	100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but not including, the Redemption Date.

On or after the Par Call Date, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

Notwithstanding the foregoing, interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the Holders of the Notes as of the close of business on the relevant Regular Record Date in accordance with the Notes and the Indenture.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs:

(a) The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the following two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

(b) If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount and rounded to three decimal places) of such United States Treasury security at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed.

Any redemption or notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of any equity offering or Change of Control, issuance of indebtedness or any other transaction or event. The Redemption Date may be delayed until such time (including more than 60 days after the date the notice of redemption was mailed or delivered, including by electronic transmission) as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion), and notice of any redemption may be rescinded at any time if the Company determines in its sole discretion that any or all of such conditions will not be satisfied (or waived). The Company may provide in such notice that payment of the applicable redemption price and the performance of its obligations with respect to such redemption may be performed by another person.

In the case of a partial redemption, selection of the Notes for redemption will be made, in the case of Notes that are Definitive Securities, pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Note of a principal amount of $2,000 or less will be redeemed in part. If any Notes are to be redeemed in part only, the notice of redemption that relates to the Notes shall state the portion of the principal amount of the Notes to be redeemed. A new Security in a principal amount equal to the unredeemed portion of the Notes shall be issued in the name of the Holder of the Notes upon surrender for cancellation of the original Notes. For so long as the Notes are held by a Depositary, the redemption of the Notes shall be done in accordance with the policies and procedures of such Depositary. DTC’s current practice in the case of a partial redemption is to determine by random lottery the amount of interest of each direct participant in the Notes to be redeemed.

Unless the Company defaults in payment of the Redemption Price, interest shall cease to accrue on the Notes or portions thereof called for redemption on and after the Redemption Date.

3. Upon the occurrence of a Change of Control Repurchase Event, the Company shall be required to make a Change of Control Offer to each Holder of the Notes to purchase, at such Holder’s option, all or a portion of such Holder’s Notes on the terms and conditions set forth in the Indenture.

4. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may, depending on the nature of the Event of Default, become automatically due and payable or may be declared due and payable in the manner and with the effect provided in the Indenture.

5. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness on this Security and (b) certain covenants upon compliance by the Company with certain conditions, set forth therein, which provisions apply to the Notes.

6. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past or existing defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Security and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

7. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

8. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

9. The Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

10. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

11. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

12. All capitalized terms used but not defined in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

13. The Securities of this series are not subject to any sinking fund.

14. The Securities of this series shall be governed by and construed in accordance with the laws of the State of New York.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM – TEN ENT – JT TEN –	as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT –	. . .Custodian (Cust) (Minor) Under Uniform Gifts to Minor Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Assignee’s legal name)

(Please insert Social Security or other identifying number of Assignee)

(Please print or typewrite name and address including postal zip code of Assignee)

the within Security of VERTIV HOLDINGS CO and does hereby irrevocably constitute and appoint                 attorney to transfer the said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Your Signature:
(Sign exactly as your name appears on the face of this Security)

[NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The initial principal amount of this Global Security is $[•].

The following increases or decreases in this Global Security have been made:

Date	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this global Security following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT A-3

[FORM OF FACE OF NOTE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS DEBT SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS DEBT SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY DEBT SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS DEBT SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

VERTIV HOLDINGS CO

5.800% Senior Notes due 2056

No. [•]	$[•] CUSIP No. 92537N AC2 ISIN No. US92537NAC20

VERTIV HOLDINGS CO, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [•] DOLLARS ($[•]), [insert if this is a Global Security: as adjusted on the Schedule of Increases or Decreases in Global Security attached hereto (as the same may be revised from time to time)] on March 15, 2056, and to pay interest thereon from March 3, 2026, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year (each, an “Interest Payment Date”), commencing September 15, 2026, at the rate of 5.800% per annum, until the principal hereof is paid or made available for payment (which interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in Chicago, Illinois in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or by wire transfer to the Person entitled thereto.

If any Interest Payment Date, the maturity date of the Notes, any Redemption Date or any Change of Control Payment Date falls on a day that is not a Business Day, the required payment shall be made on the next Business Day as if it were made on the date such payment was due and no additional interest shall accrue as a result of the delay in payment.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and attested.

Dated: March 3, 2026

VERTIV HOLDINGS CO

By:
Name: Craig Chamberlin
Title: Chief Financial Officer

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

Dated: March 3, 2026

[Signature Page to Global Note]

[FORM OF REVERSE OF NOTE]

VERTIV HOLDINGS CO

5.800% Senior Notes due 2056

1. This Security is one of a duly authorized issue of Securities of the Company, which authorized issue of Securities is designated the Company’s “5.800% Senior Notes due 2056” (the Securities of the issue so designated is hereinafter called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of March 3, 2026 (the “Base Indenture”), as supplemented by a First Supplemental Indenture, dated as of March 3, 2026 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), in each case between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes are initially limited in aggregate principal amount to $[•]; provided that the Company may from time to time or at any time, without notice to, or the consent of, Holders of the Notes, issue additional Securities that shall increase the aggregate principal amount of, and shall be consolidated and form a single series for all purposes under the Indenture with, the Notes, all as provided for in the Indenture.

2. Prior to September 15, 2055 (the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

•

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the Redemption Date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 20 basis points less (b) interest accrued to, but not including, the Redemption Date, and

•	100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but not including, the Redemption Date.

On or after the Par Call Date, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

Notwithstanding the foregoing, interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the Holders of the Notes as of the close of business on the relevant Regular Record Date in accordance with the Notes and the Indenture.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs:

(a) The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the following two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

(b) If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount and rounded to three decimal places) of such United States Treasury security at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed.

Any redemption or notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of any equity offering or Change of Control, issuance of indebtedness or any other transaction or event. The Redemption Date may be delayed until such time (including more than 60 days after the date the notice of redemption was mailed or delivered, including by electronic transmission) as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion), and notice of any redemption may be rescinded at any time if the Company determines in its sole discretion that any or all of such conditions will not be satisfied (or waived). The Company may provide in such notice that payment of the applicable redemption price and the performance of its obligations with respect to such redemption may be performed by another person.

In the case of a partial redemption, selection of the Notes for redemption will be made, in the case of Notes that are Definitive Securities, pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Note of a principal amount of $2,000 or less will be redeemed in part. If any Notes are to be redeemed in part only, the notice of redemption that relates to the Notes shall state the portion of the principal amount of the Notes to be redeemed. A new Security in a principal amount equal to the unredeemed portion of the Notes shall be issued in the name of the Holder of the Notes upon surrender for cancellation of the original Notes. For so long as the Notes are held by a Depositary, the redemption of the Notes shall be done in accordance with the policies and procedures of such Depositary. DTC’s current practice in the case of a partial redemption is to determine by random lottery the amount of interest of each direct participant in the Notes to be redeemed.

Unless the Company defaults in payment of the Redemption Price, interest shall cease to accrue on the Notes or portions thereof called for redemption on and after the Redemption Date.

3. Upon the occurrence of a Change of Control Repurchase Event, the Company shall be required to make a Change of Control Offer to each Holder of the Notes to purchase, at such Holder’s option, all or a portion of such Holder’s Notes on the terms and conditions set forth in the Indenture.

4. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may, depending on the nature of the Event of Default, become automatically due and payable or may be declared due and payable in the manner and with the effect provided in the Indenture.

5. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness on this Security and (b) certain covenants upon compliance by the Company with certain conditions, set forth therein, which provisions apply to the Notes.

6. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past or existing defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Security and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

7. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

8. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

9. The Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

10. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

11. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

12. All capitalized terms used but not defined in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

13. The Securities of this series are not subject to any sinking fund.

14. The Securities of this series shall be governed by and construed in accordance with the laws of the State of New York.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM – TEN ENT – JT TEN –	as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT –	. . .Custodian (Cust) (Minor) Under Uniform Gifts to Minor Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Assignee’s legal name)

(Please insert Social Security or other identifying number of Assignee)

(Please print or typewrite name and address including postal zip code of Assignee)

the within Security of VERTIV HOLDINGS CO and does hereby irrevocably constitute and appoint __________________________________ attorney to transfer the said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Your Signature:
(Sign exactly as your name appears on the face of this Security)

[NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The initial principal amount of this Global Security is $[•].

The following increases or decreases in this Global Security have been made:

Date	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this global Security following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT A-4

[FORM OF FACE OF NOTE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS DEBT SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS DEBT SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY DEBT SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS DEBT SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

VERTIV HOLDINGS CO

5.950% Senior Notes due 2066

No. [•]	$[•] CUSIP No. 92537N AD0 ISIN No. US92537NAD03

VERTIV HOLDINGS CO, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [•] DOLLARS ($[•]), [insert if this is a Global Security: as adjusted on the Schedule of Increases or Decreases in Global Security attached hereto (as the same may be revised from time to time)] on March 15, 2066, and to pay interest thereon from March 3, 2026, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year (each, an “Interest Payment Date”), commencing September 15, 2026, at the rate of 5.950% per annum, until the principal hereof is paid or made available for payment (which interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in Chicago, Illinois in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or by wire transfer to the Person entitled thereto.

If any Interest Payment Date, the maturity date of the Notes, any Redemption Date or any Change of Control Payment Date falls on a day that is not a Business Day, the required payment shall be made on the next Business Day as if it were made on the date such payment was due and no additional interest shall accrue as a result of the delay in payment.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and attested.

Dated: March 3, 2026

VERTIV HOLDINGS CO

By:
Name: Craig Chamberlin
Title: Chief Financial Officer

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

Dated: March 3, 2026

[Signature Page to Global Note]

[FORM OF REVERSE OF NOTE]

VERTIV HOLDINGS CO

5.950% Senior Notes due 2066

15. This Security is one of a duly authorized issue of Securities of the Company, which authorized issue of Securities is designated the Company’s “5.950% Senior Notes due 2066” (the Securities of the issue so designated is hereinafter called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of March 3, 2026 (the “Base Indenture”), as supplemented by a First Supplemental Indenture, dated as of March 3, 2026 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), in each case between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes are initially limited in aggregate principal amount to $[•]; provided that the Company may from time to time or at any time, without notice to, or the consent of, Holders of the Notes, issue additional Securities that shall increase the aggregate principal amount of, and shall be consolidated and form a single series for all purposes under the Indenture with, the Notes, all as provided for in the Indenture.

16. Prior to September 15, 2065 (the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

•

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the Redemption Date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 20 basis points less (b) interest accrued to, but not including, the Redemption Date, and

•	100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but not including, the Redemption Date.

On or after the Par Call Date, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

[Signature Page to Global Note]

Notwithstanding the foregoing, interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the Holders of the Notes as of the close of business on the relevant Regular Record Date in accordance with the Notes and the Indenture.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs:

(a) The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the following two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

(b) If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount and rounded to three decimal places) of such United States Treasury security at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed.

Any redemption or notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of any equity offering or Change of Control, issuance of indebtedness or any other transaction or event. The Redemption Date may be delayed until such time (including more than 60 days after the date the notice of redemption was mailed or delivered, including by electronic transmission) as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion), and notice of any redemption may be rescinded at any time if the Company determines in its sole discretion that any or all of such conditions will not be satisfied (or waived). The Company may provide in such notice that payment of the applicable redemption price and the performance of its obligations with respect to such redemption may be performed by another person.

In the case of a partial redemption, selection of the Notes for redemption will be made, in the case of Notes that are Definitive Securities, pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Note of a principal amount of $2,000 or less will be redeemed in part. If any Notes are to be redeemed in part only, the notice of redemption that relates to the Notes shall state the portion of the principal amount of the Notes to be redeemed. A new Security in a principal amount equal to the unredeemed portion of the Notes shall be issued in the name of the Holder of the Notes upon surrender for cancellation of the original Notes. For so long as the Notes are held by a Depositary, the redemption of the Notes shall be done in accordance with the policies and procedures of such Depositary. DTC’s current practice in the case of a partial redemption is to determine by random lottery the amount of interest of each direct participant in the Notes to be redeemed.

Unless the Company defaults in payment of the Redemption Price, interest shall cease to accrue on the Notes or portions thereof called for redemption on and after the Redemption Date.

17. Upon the occurrence of a Change of Control Repurchase Event, the Company shall be required to make a Change of Control Offer to each Holder of the Notes to purchase, at such Holder’s option, all or a portion of such Holder’s Notes on the terms and conditions set forth in the Indenture.

18. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may, depending on the nature of the Event of Default, become automatically due and payable or may be declared due and payable in the manner and with the effect provided in the Indenture.

19. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness on this Security and (b) certain covenants upon compliance by the Company with certain conditions, set forth therein, which provisions apply to the Notes.

20. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past or existing defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Security and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

21. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

22. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

23. The Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

24. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

25. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

26. All capitalized terms used but not defined in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

27. The Securities of this series are not subject to any sinking fund.

28. The Securities of this series shall be governed by and construed in accordance with the laws of the State of New York.

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ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM – TEN ENT – JT TEN –	as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT –	. . .Custodian (Cust) (Minor) Under Uniform Gifts to Minor Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Assignee’s legal name)

(Please insert Social Security or other identifying number of Assignee)

(Please print or typewrite name and address including postal zip code of Assignee)

the within Security of VERTIV HOLDINGS CO and does hereby irrevocably constitute and appoint __________________________________ attorney to transfer the said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Your Signature:
(Sign exactly as your name appears on the face of this Security)

[NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The initial principal amount of this Global Security is $[•].

The following increases or decreases in this Global Security have been made:

Date	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this global Security following such decrease or increase	Signature of authorized signatory of Trustee